Recovery of Erroneously Awarded Compensation - Restatement Determination Date:: 2025-11-12	12 Months Ended
Dec. 28, 2025 USD ($)
Erroneously Awarded Compensation Recovery
Restatement Determination Date	Nov. 12, 2025
Aggregate Erroneous Compensation Amount	$ 14,350
Erroneous Compensation Analysis
Compensation Recovery Analysis in Connection with 2025 Error Correction
As previously disclosed in our Annual Report on Form 10-K for the Fiscal Year Ended December 28, 2025 filed with the SEC on March 11, 2026, in 2025, we identified errors related to the overbilling of Advanced Technology Services development revenues that cumulatively totaled $1.970 million for fiscal years preceding January 1, 2024. As a result, we corrected the consolidated balance sheet and statement of shareholders’ equity as of January 1, 2024 to increase the accumulated deficit and decrease accounts receivable by $1.970 million. The correction also increased the accumulated deficit and decreased accounts receivable by the same amount as of December 29, 2024. We evaluated the materiality of these errors and concluded they were not material to the consolidated financial statements in any of the previous fiscal years.
However, pursuant to our updated compensation recovery policy, after reviewing information relating to the correction, the compensation committee determined that (1) the correction qualified as an accounting restatement (the “Restatement”) under the policy, (2) the amount of annual bonuses for fiscal year 2023 received by certain officers covered by the policy on the basis of the financial statements affected by the correction were higher than the amounts that would have been received had such bonuses been based on the financial statements as corrected in the Restatement, (3) such excess amounts qualified as excess incentive compensation subject to reimbursement by certain officers covered by the policy and (4) other than such annual bonuses for fiscal year 2023, no other incentive compensation was affected by the Restatement. The date on which we were required to prepare the Restatement for this purpose was November 12, 2025.
The aggregate dollar amount of erroneously awarded compensation attributable to the Restatement was $14,350. This amount was calculated by quantifying the difference between the aggregate amount of the annual bonuses earned for fiscal year 2023 by the officers covered by the policy, which were determined on the basis of performance equal to 122.2% of target prior to the Restatement, and the aggregate amount of the annual bonuses that would have been earned for fiscal year 2023 by such officers had they been determined on the basis of performance equal to 121.2% of target, which was the level of performance achieved as determined following application of the Restatement. The financial reporting measure involved in the correction did not relate to a stock price or total shareholder return metric. As of December 28, 2025, we had recovered all amounts of erroneously awarded compensation attributable to the Restatement and no such amounts remained outstanding as of that date. Furthermore, there is no amount of erroneously awarded compensation that has not yet been determined and there was no amount of erroneously awarded compensation outstanding for 180 days or longer since the date that we determined the amounts owed by the officers covered by the policy.

Outstanding Aggregate Erroneous Compensation Amount	$ 0
Compensation Amount	$ 0